SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) April 29, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
         Servicing Agreement, dated as of April 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-8)


                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)


     New Jersey              33-5042            21-0627285
  (State or other          (Commission       (I.R.S. Employer
  jurisdiction of          File Number)     Identification No.)
   incorporation)


                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)




         Registrant's telephone number,
         including area code                (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS


General

On April 29, 1998 GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-8 (the "Certificates"), consisting of two groups of Certificates (the "Pool 1 Certificates" and the "Pool 2 Certificates"), each evidencing beneficial ownership interest in a distinct trust fund (each, a "Trust Fund"). The assets of each Trust Fund consist primarily of a distinct pool ("Pool 1" and "Pool 2", respectively, and each a "Mortgage Pool") of conventional, one-to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated April 24, 1998 as supplemented by the Prospectus Supplement dated April 24, 1998.

Pool 1 - The original principal balance of each Class of the Pool
1 Certificates is as follows:

               Class 1-A1          $200,000,000.00
               Class 1-A2            $3,000,000.00
               Class 1-A3          $223,000,000.00
               Class 1-A4           $23,933,914.00
               Class 1-A5           $29,000,000.00
               Class 1-R                   $100.00
               Class 1-M            $10,516,000.00
               Class 1-B1            $4,006,000.00
               Class 1-B2            $2,253,000.00
               Class 1-B3            $2,003,000.00
               Class 1-B4            $1,002,000.00
               Class 1-B5            $1,502,644.03
               Class 1-PO              $528,986.30
                                   ---------------
                  Total:           $500,745,644.33


The initial Pool 1 Junior Percentage and Pool 1 Senior Percentage are approximately 4.25% and 95.75%, respectively. The "Pool 1 Bankruptcy Loss Amount," the "Pool 1 Fraud Loss Amount" and the "Pool 1 Special Hazard Loss Amount" as of the initial issuance of the Certificates are $171,498.00, $5,007,456.00 and
$5,007,456.00, respectively, representing approximately .0300%, 1.0000%, and 1.0000%, respectively, of the aggregate Scheduled Principal Balances of the Pool 1 Mortgage Loans as of April 1, 1998 (the "Cut-off Date").

POOL 2

The original principal balance of each Class of the Pool 2
Certificates is as follows:

               Class 2-A1           $82,349,607.00
               Class 2-A2           $15,125,000.00
               Class 2-A3            $2,500,000.00
               Class 2-A4            $2,750,000.00
               Class 2-A5            $4,125,000.00
               Class 2-A6            $4,321,969.00
               Class 2-A7            $3,625,000.00
               Class 2-A8            $3,625,000.00
               Class 2-A9            $3,625,000.00
               Class 2-A10           $3,625,000.00
               Class 2-A11           $3,625,000.00
               Class 2-A12          $11,339,531.00
               Class 2-A13          $10,000,000.00
               Class 2-A14          $17,500,000.00
               Class 2-M             $3,420,000.00
               Class 2-B1            $1,403,000.00
               Class 2-B2              $702,000.00
               Class 2-B3              $702,000.00
               Class 2-B4              $350,000.00
               Class 2-B5              $614,867.01
               Class 2-R                   $100.00
               Class 2-PO               $62,609.31
                                   ----------------
                  Total:           $175,390,683.32


The initial Pool 2 Junior Percentage and Pool 2 Senior Percentage are approximately 4.10% and 95.90%, respectively. The "Pool 2 Bankruptcy Loss Amount," the "Pool 2 Fraud Loss Amount" and the "Pool 2 Special Hazard Loss Amount" as of the initial issuance of the Certificates are $100,000.00, $1,753,907.00 and
$3,306,678.00, respectively, representing approximately .0600%, 1.0000%, and 1.8900%, respectively, of the aggregate Scheduled Principal Balances of the Pool 2 Mortgage Loans as of April 1, 1998 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1

Pool 1 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans (the Pool 1 Mortgage Loans) evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $500,745,644.33.

The interest rates (the "Mortgage Rates") borne by the 1646 Pool 1 Mortgage Loans conveyed by GECMSI of all Pool 1 Mortgage Loans range from 6.0000% to 9.0000% and the weighted average Mortgage Rate as of the Cut-off Date is 7.4346% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 1 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 1 Mortgage Loans ranged from $34,000.00 to $1,000,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 1 Mortgage Loans is $304,219.71, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 1 Mortgage Loan is September 1990, and the latest scheduled maturity date of any such Mortgage Loan is May 2028. The weighted average loan-to-value ratio of the Pool 1 Mortgage Loans as of the Cut-off Date is 74.3784%.

The Pool 1 Mortgage Loans have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Pool 1
   Mortgage Loans:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
   MORTGAGE         # OF                  AS OF         AGGREGATE
      RATES        LOANS           CUT-OFF DATE           BALANCE
   --------        -----           ------------         ---------
    6.0000%            1            $199,000.00           0.0397%
    6.5000%            5            $891,739.64           0.1781%
    6.6250%            4            $817,811.57           0.1633%
    6.7500%           28          $7,178,864.87           1.4336%
    6.8750%           53         $13,461,944.29           2.6884%
    6.9000%            1            $239,394.59           0.0478%
    6.9500%            1            $371,038.95           0.0741%
    7.0000%           76         $19,784,338.28           3.9510%
    7.0500%            1            $344,254.76           0.0687%
    7.1000%            1            $379,078.38           0.0757%
    7.1250%          127         $36,563,987.40           7.3019%
    7.1500%            1             $68,690.18           0.0137%
    7.2000%            4          $1,489,824.41           0.2975%
    7.2500%          265         $77,235,445.41          15.4241%
    7.3000%           10          $2,917,661.59           0.5827%
    7.3500%           16          $5,938,694.40           1.1860%
    7.3750%          246         $78,069,267.99          15.5906%
    7.4000%           20          $5,871,060.37           1.1725%
    7.4500%           27          $8,235,293.19           1.6446%
    7.5000%          277         $84,441,536.68          16.8631%
    7.5500%           20          $7,109,242.97           1.4197%
    7.6000%           22          $6,930,924.43           1.3841%
    7.6250%          181         $59,565,915.75          11.8954%
    7.6500%           18          $5,602,105.83           1.1188%
    7.7000%           39         $13,256,869.27           2.6474%
    7.7500%           93         $28,742,159.69           5.7399%
    7.8000%           10          $2,684,414.79           0.5361%
    7.8500%           11          $3,096,413.85           0.6184%
    7.8750%           29          $8,502,420.24           1.6980%
    7.9000%            6          $1,555,252.76           0.3106%
    7.9500%            1            $299,591.95           0.0598%
    8.0000%           17          $5,404,673.28           1.0793%
    8.1250%            8          $2,933,150.15           0.5858%
    8.2500%           10          $3,766,364.24           0.7522%
    8.3750%            4          $1,506,766.38           0.3009%
    8.5000%            8          $3,833,840.74           0.7656%
    8.6250%            3          $1,206,696.51           0.2410%
    8.7500%            1            $148,414.55           0.0296%
    9.0000%            1            $101,500.00           0.0203%
                   -----        ---------------         ---------
      Total        1,646        $500,745,644.33         100.0000%

b) The following table sets forth information, as of the Cut-off
   Date, with respect to the original principal balances of the Pool 1 Mortgage Loans:

                                      AGGREGATE             % OF
                                       BALANCES          POOL BY
    ORIGINAL           # OF               AS OF        AGGREGATE
    BALANCES          LOANS        CUT-OFF DATE          BALANCE
    --------          -----        ------------        ---------
$      0 - 227,150      263      $38,653,169.93          7.7191%
$227,151 - 250,000      214      $51,573,099.84         10.2993%
$250,001 - 300,000      494     $135,941,307.31         27.1477%
$300,001 - 350,000      257      $83,105,307.46         16.5963%
$350,001 - 400,000      143      $53,473,793.82         10.6788%
$400,001 - 450,000      111      $47,031,482.55          9.3923%
$450,001 - 600,000      126      $64,551,490.93         12.8911%
$600,001 - 650,000       28      $17,808,906.47          3.5565%
$650,001 - 1,000,000 +   10       $8,607,086.02          1.7189%
                      -----     ---------------        ---------
            Total     1,646     $500,745,644.33        100.0000%

The largest outstanding Scheduled Principal Balance of any Pool 1
Mortgage Loan, as of the Cut-off Date, is $1,000,000.00.

The smallest outstanding Scheduled Principal Balance of any Pool
1 Mortgage Loan, as of the Cut-off Date, is $34,000.00.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Pool 1
   Mortgage Loans:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
    YEAR OF         # OF                  AS OF         AGGREGATE
ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
-----------        -----           ------------         ---------
       1990            1            $153,721.89           0.0307%
       1996            2            $564,000.00           0.1126%
       1997          274         $88,143,427.81          17.6024%
       1998        1,369        $411,884,494.63          82.2543%
                   -----        ---------------         ---------
      Total        1,646        $500,745,644.33         100.0000%

d) The following table sets forth information, as of the Cut-off
   Date, with respect to the loan-to-value ratios of the Pool 1
   Mortgage Loans at origination:

      LOAN-                           AGGREGATE             % OF
    TO-VALUE                           BALANCES          POOL BY
    RATIO AT           # OF               AS OF        AGGREGATE
   ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
   -----------        -----        ------------        ---------
 00.000 - 50.00          75      $19,559,124.69          3.9060%
 50.001 - 60.00          94      $30,299,029.13          6.0508%
 60.001 - 70.00         239      $78,806,288.41         15.7378%
 70.001 - 75.00         268      $86,600,278.95         17.2943%
 75.001 - 80.00         754     $228,796,735.84         45.6911%
 80.001 - 85.00          39      $11,419,297.96          2.2805%
 85.001 - 90.00         117      $30,986,714.92          6.1881%
 90.001 - 95.00          60      $14,278,174.43          2.8514%
                      -----     ---------------        ---------
      Total           1,646     $500,745,644.33        100.0000%

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the type of Mortgaged Properties securing the Pool 1 Mortgage Loans:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
TYPE OF               # OF                  AS OF       AGGREGATE
DWELLING             LOANS           CUT-OFF DATE         BALANCE
--------             -----           ------------       ---------
Single-family
 detached            1,448        $442,433,336.83        88.3549%
Single-family
 attached               95         $28,822,042.29         5.7558%
Condominium             80         $21,520,924.55         4.2978%
2 - 4 Family Units      18          $6,270,480.70         1.2522%
Co-op                    5          $1,698,859.96         0.3393%
                     -----        ---------------       ---------
Total                1,646        $500,745,644.33       100.0000%

f) The following table sets forth information, as of the Cut-off
   Date, with respect to the occupancy status of the Mortgaged
   Properties securing the Pool 1 Mortgage Loans as represented by the mortgagors at origination:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
                      # OF                  AS OF       AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE         BALANCE
---------            -----           ------------       ---------
Owner Occupied       1,609        $491,065,910.40        98.0669%
Vacation                20          $6,112,013.74         1.2206%
Investment              17          $3,567,720.19         0.7125%
                     -----        ---------------       ---------
Total                1,646        $500,745,644.33       100.0000%

g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 1 Mortgage Loans:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
                      # OF                  AS OF       AGGREGATE
STATE                LOANS           CUT-OFF DATE         BALANCE
-----                -----           ------------       ---------
Alabama                  6          $2,176,728.36         0.4347%
Arizona                 22          $6,012,719.97         1.2008%
Arkansas                 5          $1,753,550.11         0.3502%
California             759        $249,768,791.33        49.8793%
Colorado                22          $7,141,684.87         1.4262%
Connecticut             34         $11,071,876.04         2.2111%
District Of Columbia     6          $2,523,420.02         0.5039%
Florida                 18          $5,793,550.43         1.1570%
Georgia                 30          $8,732,133.20         1.7438%
Hawaii                   4          $1,468,286.28         0.2932%
Idaho                    4          $1,202,137.85         0.2401%
Illinois                82         $20,760,890.76         4.1460%
Indiana                  1            $397,689.52         0.0794%
Iowa                     1            $360,000.00         0.0719%
Louisiana                1            $299,771.72         0.0599%
Maine                    2            $591,379.28         0.1181%
Maryland                50         $15,557,445.44         3.1069%
Massachusetts          136         $36,711,572.54         7.3314%
Michigan                32          $9,510,278.90         1.8992%
Minnesota               20          $6,037,633.20         1.2057%
Missouri                 4          $1,281,537.91         0.2559%
Montana                  1            $419,340.70         0.0837%
Nevada                   2            $716,457.36         0.1431%
New Hampshire            8          $2,060,053.70         0.4114%
New Jersey             119         $27,945,943.86         5.5809%
New Mexico               2            $624,236.15         0.1247%
New York                33         $11,178,937.84         2.2325%
North Carolina           6          $1,466,922.95         0.2929%
North Dakota             1            $279,331.93         0.0558%
Ohio                     5          $1,484,547.68         0.2965%
Oregon                  12          $3,216,231.39         0.6423%
Pennsylvania            38         $12,180,827.27         2.4325%
Rhode Island             3            $472,726.70         0.0944%
South Carolina           7          $2,203,661.73         0.4401%
Tennessee                2            $549,560.17         0.1097%
Texas                   39          $9,153,549.65         1.8280%
Utah                    11          $2,932,575.72         0.5856%
Vermont                  3            $742,219.81         0.1482%
Virginia                69         $19,984,370.51         3.9909%
Washington              40         $12,040,448.42         2.4045%
West Virginia            1            $276,393.25         0.0552%
Wisconsin                5          $1,664,229.81         0.3324%
                     -----        ---------------       ---------
Total                1,646        $500,745,644.33       100.0000%

h) The following table sets forth information, as of the Cut-off
   Date, with respect to the maturity dates of the Pool 1
   Mortgage Loans:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
    YEAR OF         # OF                  AS OF         AGGREGATE
   MATURITY        LOANS           CUT-OFF DATE           BALANCE
   --------        -----           ------------         ---------
       2017            1            $276,393.25           0.0552%
       2018           32          $5,888,119.72           1.1759%
       2023            9          $1,970,762.25           0.3936%
       2024            1            $401,619.37           0.0802%
       2025            1            $249,828.94           0.0499%
       2027           93         $29,456,876.86           5.8826%
       2028        1,509        $462,502,043.94          92.3626%
                   -----        ---------------         ---------
      Total        1,646        $500,745,644.33         100.0000%

The weighted average scheduled remaining term to maturity of the Pool 1 Mortgage Loans calculated as of the Cut-off Date is 357 months.

i) The following table sets forth information, as of the Cut-off
   Date, with respect to the purpose of the Pool 1 Mortgage
   Loans:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
PURPOSE               # OF                  AS OF       AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE         BALANCE
-------              -----           ------------       ---------
Purchase               565        $170,617,116.65        34.0726%
Rate Term/Refinance    900        $274,502,294.06        54.8187%
Cash-out Refinance     181         $55,626,233.62        11.1087%
                     -----        ---------------       ---------
Total                1,646        $500,745,644.33       100.0000%

Pool 2

Pool 2 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans (the Pool 2 Mortgage Loans) evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $175,390,683.32.

The interest rates (the "Mortgage Rates") borne by the 549 Pool 2 Mortgage Loans conveyed by GECMSI range from 6.7500% to 9.0000% and the weighted average Mortgage Rate as of the Cut-off Date is 7.4482% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 2 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 2 Mortgage Loans ranged from $62,300.00 to $900,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 2 Mortgage Loans is $319,473.01, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 2 Mortgage Loan is October 1993, and the latest scheduled maturity date of any such Mortgage Loan is April 2028. The weighted average loan-to-value ratio of the Pool 2 Mortgage Loans as of the Cut-off Date is 74.7127%.

The Pool 2 Mortgage Loans have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Pool 2
   Mortgage Loans:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
   MORTGAGE         # OF                  AS OF         AGGREGATE
      RATES        LOANS           CUT-OFF DATE           BALANCE
   --------        -----           ------------         ---------
    6.7500%            2            $556,691.88           0.3174%
    6.8750%           11          $3,521,688.85           2.0079%
    7.0000%           17          $5,401,541.85           3.0797%
    7.1000%            1            $303,509.93           0.1730%
    7.1250%           31          $9,418,744.14           5.3702%
    7.1500%            6          $1,922,561.81           1.0962%
    7.2000%            8          $2,434,638.58           1.3881%
    7.2500%           84         $26,791,179.44          15.2751%
    7.3000%           11          $3,314,262.46           1.8896%
    7.3500%            5          $1,711,963.92           0.9761%
    7.3750%          102         $32,413,674.58          18.4809%
    7.4000%            9          $3,447,504.26           1.9656%
    7.4500%           13          $4,627,373.70           2.6383%
    7.5000%          100         $30,388,898.46          17.3264%
    7.5500%            7          $2,011,861.72           1.1471%
    7.6000%            3          $1,155,620.28           0.6589%
    7.6250%           82         $27,185,740.73          15.5001%
    7.7500%           28          $8,531,533.77           4.8643%
    7.8750%           12          $3,299,566.33           1.8813%
    8.0000%            3            $792,402.08           0.4518%
    8.2500%            2            $721,236.78           0.4112%
    8.3750%            4          $1,723,351.41           0.9826%
    8.5000%            4          $2,243,023.34           1.2789%
    8.7500%            3          $1,390,394.00           0.7927%
    9.0000%            1             $81,719.02           0.0466%
                   -----        ---------------         ---------
      Total          549        $175,390,683.32         100.0000%

b) The following table sets forth information, as of the Cut-off
   Date, with respect to the original principal balances of the Pool 2 Mortgage Loans:

                                      AGGREGATE             % OF
                                       BALANCES          POOL BY
    ORIGINAL           # OF               AS OF        AGGREGATE
    BALANCES          LOANS        CUT-OFF DATE          BALANCE
    --------          -----        ------------        ---------
     $ 0 - 227,150       38       $5,918,355.36          3.3744%
$227,151 - 250,000       67      $16,114,294.79          9.1877%
$250,001 - 300,000      187      $51,215,111.86         29.2006%
$300,001 - 350,000      104      $33,616,998.17         19.1669%
$350,001 - 400,000       62      $23,181,610.23         13.2171%
$400,001 - 450,000       33      $14,154,668.75          8.0704%
$450,001 - 600,000       48      $24,502,447.97         13.9702%
$600,001 - 650,000        8       $5,040,738.61          2.8740%
$650,001 - 1,000,000 +    2       $1,646,457.58          0.9387%
                      -----     ---------------        ---------
            Total       549     $175,390,683.32        100.0000%

The largest outstanding Scheduled Principal Balance of any Pool 2
Mortgage Loan, as of the Cut-off Date, is $897,369.50.

The smallest outstanding Scheduled Principal Balance of any Pool
2 Mortgage Loan, as of the Cut-off Date, is $62,300.00.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Pool 2
   Mortgage Loans:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
    YEAR OF         # OF                  AS OF         AGGREGATE
ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
-----------        -----           ------------         ---------
       1993            1            $337,968.27           0.1927%
       1997           58         $20,120,808.55          11.4720%
       1998          490        $154,931,906.50          88.3353%
                   -----        ---------------         ---------
      Total          549        $175,390,683.32         100.0000%

d) The following table sets forth information, as of the Cut-off
   Date, with respect to the loan-to-value ratios of the Pool 2
   Mortgage Loans at origination:

     LOAN-                           AGGREGATE             % OF
   TO-VALUE                           BALANCES          POOL BY
   RATIO AT           # OF               AS OF        AGGREGATE
  ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
  -----------        -----        ------------        ---------
00.000 - 50.00          12       $3,554,223.67          2.0265%
50.001 - 60.00          36      $12,204,338.63          6.9584%
60.001 - 70.00          85      $30,515,328.77         17.3985%
70.001 - 75.00          88      $28,651,113.87         16.3356%
75.001 - 80.00         262      $82,875,509.03         47.2518%
80.001 - 85.00          11       $2,736,931.45          1.5605%
85.001 - 90.00          34       $9,883,072.15          5.6349%
90.001 - 95.00          21       $4,970,165.75          2.8338%
                     -----     ---------------        ---------
     Total             549     $175,390,683.32        100.0000%

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the type of Mortgaged Properties securing the Pool 2 Mortgage Loans:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
TYPE OF               # OF                  AS OF       AGGREGATE
DWELLING             LOANS           CUT-OFF DATE         BALANCE
--------             -----           ------------       ---------
Single-family
 detached              476        $153,642,440.15        87.6001%
Single-family
 attached               36         $10,289,931.54         5.8669%
Condominium             28          $7,841,674.41         4.4710%
2 - 4 Family Units       9          $3,616,637.22         2.0620%
                     -----        ---------------       ---------
Total                  549        $175,390,683.32       100.0000%

f) The following table sets forth information, as of the Cut-off
   Date, with respect to the occupancy status of the Mortgaged
   Properties securing the Pool 2 Mortgage Loans as represented by the mortgagors at origination:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
                      # OF                  AS OF       AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE         BALANCE
---------            -----           ------------       ---------
Owner Occupied         539        $172,593,442.57        98.4051%
Vacation                 6          $2,017,186.80         1.1501%
Investment               4            $780,053.95         0.4448%
                     -----        ---------------       ---------
Total                  549        $175,390,683.32       100.0000%

g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 2 Mortgage Loans:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
                      # OF                  AS OF       AGGREGATE
STATE                LOANS           CUT-OFF DATE         BALANCE
-----                -----           ------------       ---------
California             549        $175,390,683.32       100.0000%
                     -----        ---------------       ---------
Total                  549        $175,390,683.32       100.0000%

h) The following table sets forth information, as of the Cut-off
   Date, with respect to the maturity dates of the Pool 2
   Mortgage Loans:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
      YEAR OF         # OF                  AS OF       AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE         BALANCE
     --------        -----           ------------       ---------
         2018            1            $253,840.75         0.1447%
         2023            2            $589,187.28         0.3359%
         2027           14          $4,849,887.70         2.7652%
         2028          532        $169,697,767.59        96.7542%
                     -----        ---------------       ---------
        Total          549        $175,390,683.32       100.0000%

The weighted average scheduled remaining term to maturity of the Pool 2 Mortgage Loans calculated as of the Cut-off Date is 358 months.

i) The following table sets forth information, as of the Cut-off
   Date, with respect to the purpose of the Pool 2 Mortgage
   Loans:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
PURPOSE               # OF                  AS OF       AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE         BALANCE
-------              -----           ------------       ---------
Purchase               179         $57,453,664.28        32.7575%
Rate Term/Refinance    311         $98,314,269.34        56.0545%
Cash-out Refinance      59         $19,622,749.70        11.1880%
                     -----        ---------------       ---------
Total                  549        $175,390,683.32       100.0000%

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
        EXHIBITS.

1.1 The Underwriting Agreement, dated as of October 23, 1995, and the related Terms Agreement, dated as of April 24, 1998, for certain of the Series 1998-8 Certificates between GE Capital Mortgage Services, Inc. and Salomon Brothers Inc.


4.1  The Pooling and Servicing Agreement for the Series 1998-8
     Certificates, dated as of April 1, 1998, between GE Capital
     Mortgage Services, Inc., as seller and servicer, and State
     Street Bank and Trust Company, as trustee.

                            SIGNATURES



         Pursuant to the requirements of the Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           GE Capital Mortgage Services, Inc.



                           By:  /s/ Syed W. Ali
                              -------------------------------
                           Name:   Syed W. Ali
                           Title:  Vice President





Dated as of April 29, 1998

                            SIGNATURES



         Pursuant to the requirements of the Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           GE Capital Mortgage Services, Inc.



                           By:
                              -------------------------------
                           Name:   Syed W. Ali
                           Title:  Vice President





Dated as of April 29, 1998

                          EXHIBIT INDEX



The exhibits are being filed herewith:


----------------------------------------------------------------
  EXHIBIT NO.          DESCRIPTION                    PAGE
----------------------------------------------------------------

     1.1       The Underwriting Agreement,
               dated as of October 23, 1995, and
               the related Terms Agreement,
               dated as of April 24, 1998, for
               certain of the Series 1998-8
               Certificates between GE Capital
               Mortgage Services, Inc. and
               Salomon Brothers Inc.

     4.1       The Pooling and Servicing
               Agreement for the Series 1998-8
               Certificates, dated as of April 1,
               1998, between GE Capital
               Mortgage Services, Inc., as seller
               and servicer, and State Street
               Bank and Trust Company, as
               trustee.

----------------------------------------------------------------